Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT
FIRST AMENDMENT, dated as of August 25, 2014 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of October 10, 2013 (the “Credit Agreement”), among WOLVERINE WORLD WIDE, INC., a Delaware corporation (“Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as syndication agent, BANK OF AMERICA, N.A., FIFTH THIRD BANK, PNC BANK, NATIONAL ASSOCIATION, SUMITOMO MITSUI BANKING CORPORATION, UNION BANK, N.A., and BBVA COMPASS BANK, as co-documentation agents, J.P. MORGAN EUROPE LIMITED, as foreign currency agent, and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested that certain amendments and modifications be made to the Credit Agreement as set forth herein;

WHEREAS, Section 10.1 of the Credit Agreement permits the Borrower to amend the Credit Agreement, with the written consent of the Administrative Agent, the Borrower and the Required Lenders;

WHEREAS, each Lender that executes and delivers this Amendment agrees in connection therewith to the terms of this Amendment;

WHEREAS, the Borrower, the Administrative Agent and the Lenders party hereto are willing to agree to this Amendment on the terms set forth herein.

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

SECTION 1.Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
SECTION 2.Effective Date. This Amendment shall become effective as of the date (the “Effective Date”) on which the conditions set forth in this Section 2 have been satisfied:
(a)    Amendment; Reaffirmation Agreement. The Administrative Agent shall have received (i) this Amendment, executed and delivered by the Administrative Agent, the Borrower, and the Required Lenders and (iii) a reaffirmation, substantially in the form of Exhibit I to the Credit Agreement, executed and delivered by the Borrower and each Subsidiary Guarantor.
(b)    Closing Certificate; Certified Certificate of Incorporation; Good Standing Certificates. The Administrative Agent shall have received (i) a certificate of the Borrower, dated the Effective Date, substantially in the form of Exhibit C to the Credit Agreement, with appropriate insertions and attachments, including the certificate of incorporation of the Borrower certified by the relevant authority of the jurisdiction of incorporation of the Borrower, and (ii) a long form good standing certificate for the Borrower from its jurisdiction of incorporation.
(c)    Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects (except for any

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representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect, which is true and correct in all respects) on and as of the date hereof as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date.
(d)    No Default. No Default or Event of Default shall have occurred and be continuing on the date hereof or after giving effect to this Amendment.
(e)    Consent Fee. The Borrower shall have paid a fee, through the Administrative Agent, to each Lender party hereto in an amount equal to $2,000.00.
SECTION 3.    Representations and Warranties. The Borrower represents and warrants to each of the Lenders and the Administrative Agent that, as of the Effective Date, (a) entry into this Amendment is within the Borrower’s corporate powers, (b) this Amendment has been duly authorized by all necessary corporate, stockholder and shareholder action of the Borrower and (c) assuming due execution and delivery by all parties other than the Borrower, the Credit Agreement, as amended by this Amendment, constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
SECTION 4.    Amendments to the Credit Agreement.
(a)    Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms in appropriate alphabetical order:
““2014 Contribution”: the direct or indirect contribution, assignment or other transfer by the Borrower and Wolverine Outdoors, Inc. of all of the Capital Stock of Wolverine International L.P. and Wolverine International GP LLC to a Global Holdco, and, to the extent applicable, the direct or indirect contribution, assignment or other transfer by such Global Holdco of such Capital Stock to another Global Holdco, in each case on or prior to December 31, 2014 (or such later date as may be approved by the Administrative Agent).”
““2014 Contribution Transactions”: the 2014 Contribution and all related and ancillary transactions contemplated by the definitive documentation regarding the 2014 Contribution.”
““Foreign IP Reorganization Transaction”: the merger, amalgamation, acquisition of, dissolution into or other business combination of all or any of, or all or any of the Capital Stock of, (i) Collective Brands Performance & Lifestyle Group GmbH and Collective Brands Bermuda Holdings L.P., (ii) Collective Brands Performance & Lifestyle Group GmbH and Stride Rite Bermuda, L.P., (iii) Collective Brands Bermuda Holdings L.P. and Global Holdco, (iv) Stride Rite International LLC and Global Holdco, (v) Stride Rite Europe B.V. and Wolverine International L.P., (vi) Stride Rite Europe B.V. and Wolverine International S.L., (vii) Stride Rite Europe B.V. and Wolverine Europe B.V., (viii) Collective Brands Performance & Lifestyle Group GmbH and Wolverine International L.P., (ix) Collective Brands Performance & Lifestyle Group GmbH and Wolverine International S.L., (x) Collective Brands Performance & Lifestyle Group GmbH and Wolverine Europe B.V., (xi) Stride Rite UK Limited and Wolverine International L.P., (xii) Stride Rite UK Limited and Wolverine Worldwide Europe Limited, (xiii) Stride Rite UK Limited and Wolverine Europe Ltd., (xiv) Stride Rite Europe B.V. and Wolverine Europe B.V., (xv) Collective Brands Performance & Lifestyle Group GmbH and Wolverine Europe B.V., (xvi) Collective Brands Performance & Lifestyle Group France and Wolverine Europe B.V., (xvii) Wolverine International GP LLC and Global Holdco, (xviii) Wolverine Worldwide H.K. Ltd. and Global Holdco and (xix) Wolverine International S.L. and either Wolverine Europe B.V. or Global Holdco, and similar or related transactions (or minor changes to the foregoing to optimally execute the Foreign IP

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Reorganization Transaction) either (a) reasonably related to the foregoing or (b) reasonably approved by the Administrative Agent, in each case to be completed on or prior to December 31, 2015 (or such later date as may be either (a) approved by the Administrative Agent or (b) required for full completion of relevant transactions under local procedures).”
““Global Holdco”: one or more newly formed, indirect subsidiaries of the Borrower, to be organized under the laws of the Netherlands.”
(b)    Section 2.6(b) of the Credit Agreement is hereby amended by deleting “15th or”.
(c)    Section 7.7(f) of the Credit Agreement is hereby amended by deleting “and” immediately before “(v)” and inserting “,” in lieu thereof and adding the following as a new clause (vi) thereof:
“(vi) Investments, loans or advances made by the Borrower or any Restricted Subsidiary in the Borrower or any Restricted Subsidiary in or with respect to the 2014 Contribution Transactions;”
(d)    Section 7.12(f)(i) of the Credit Agreement is hereby amended by adding the following to the end of the proviso therein:
“; provided further that the foregoing proviso shall not apply to any such restrictions or conditions applicable to any entity or assets subject to a Foreign IP Reorganization Transaction so long as such restrictions or conditions (i) were permitted at such entity or on such assets or the applicable successor entity immediately prior to such Foreign IP Reorganization Transaction and (ii) were not entered into solely in contemplation of such Foreign IP Reorganization Transaction;”
All exhibits to the Credit Agreement, in the forms thereof immediately prior to the Effective Date, will continue to be exhibits to the Credit Agreement.

SECTION 5.    Effect of Amendment.
(a)     Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The Borrower and each Subsidiary Guarantor acknowledges and agrees that all of the Liens and security interests created and arising under any Loan Document remain in full force and effect and continue to secure its Obligations (as such term is defined giving effect to this Amendment and the amendment to the Guarantee and Collateral Agreement), unimpaired, uninterrupted and undischarged, regardless of the effectiveness of this Amendment. Other than as expressly set forth herein, nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. Nothing in this Amendment shall be deemed to be a novation of any obligations under the Credit Agreement or any other Loan Document.
(b)     On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended

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hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 6.    General.
(a)     GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)     Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.
(c)     Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
(d)    Headings. The headings of this Amendment are used for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.
WOLVERINE WORLD WIDE, INC., as Borrower
By:/s/ Blake W. Krueger
Name: Blake W. Krueger
Title: Chief Executive Officer, Chairman & President

Signature Page to Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Krys Szremski
Name: Krys Szremski
Title: Vice President

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Wells Fargo Bank N.A. ,
as a Lender

By:    /s/ Robert M. Damula
Name: Robert M. Damula
Title: Vice President

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Fifth Third Bank , as a Lender
By:    /s/ Yael Eisenberg
Name: Yael Eisenberg
Title: Assistant Vice President

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PNC Bank, National Association, as a Lender
By:    /s/ Arthur F. Gray
Name: Arthur F. Gray
Title:

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Bank of America, N.A., as a Lender
By:    /s/ Jennifer E. Brown
Name: Jennifer E. Brown
Title: Vice President

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Sumitomo Mitsui Banking Corporation, as a Lender
By:    /s/ David Kee
Name: David Kee
Title: Managing Director

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MUFG Union Bank, N.A. f/k/a Union Bank, N.A.,
as a Lender

By:    /s/ Michael Gardner
Name: Michael Gardner
Title: Director

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Compass Bank , as a Lender
By:    /s/ Debbie Sowards
Name: Debbie Sowards
Title: Senior Vice President

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Branch Banking & Trust Company, as a Lender
By:    /s/ Brian J. Blomeke
Name: Brian J. Blomeke
Title: Senior Vice President

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Citizens Bank, N.A.as a successor to RBS Citizens, N.A., as a Lender
By:    /s/ M. James Barry
Name: M. James Barry
Title: Sr. Vice President

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HSBC Bank PLC , as a Lender
By:    /s/ Ian Sparkes
Name: Ian Sparkes
Title: Senior Corporate Banking Manager

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HSBC Bank USA, N.A., as a Lender
By:    /s/ Andrew Bicker
Name: Andrew Bicker
Title: Senior Vice President

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KeyBank National Association, as a Lender
By:    /s/ Marianne T. Meil
Name: Marianne T. Meil
Title: Senior Vice President

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The Huntington National Bank____________,
as a Lender
By:    /s/ Michael Kiss
Name: Michael Kiss
Title: Vice President

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Regis Bank ,
as a Lender

By:    /s/ Stephen J. McGreevy
Name: Stephen J. McGreevy
Title: Managing Director

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Comerica Bank ,
as a Lender

By:    /s/ Chris L. Bauchan
Name: Chris L. Bauchan
Title: Vice President

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The Private Bank & Trust Co. ,
as a Lender

By:    /s/ David W. Edwards
Name: David W. Edwards
Title: Managing Director

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Taiwan Cooperative Bank, Los Angeles Branch, as a Lender
By:    /s/ Li-Yin Wang
Name: Li-Yin Wang
Title: Assistant General Manager

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AZB Funding 2 ,
as a Lender

By:    /s/ Hiroshi Matsumoto
Name: Hiroshi Matsumoto
Title: Deputy General Manager

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Flagstar Bank, FSB ,
as a Lender

By:    /s/ John Antonczak
Name: John Antonczak
Title: Senior Vice President

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Israel Discount Bank of New York
as a Lender
By:    /s/ Susan L. Callahan
Name: Susan L. Callahan
Title: Vice President
By:    /s/ George Commander
Name: George Commander
Title: Senior Vice President

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Mizuho Bank, Ltd., as a Lender
By:    /s/ James Fayen
Name: James Fayen
Title: Deputy General Manager

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Chang Hwa Commerical Bank Ltd., Los Angeles Branch, as a Lender
By:    /s/ Frank Fang
Name: Frank Fang
Title: AVP & AGM

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Sumitomo Mitsui Trust Bank, Limited, New York Branch, as a Lender
By:    /s/ Albert C. Tew II
Name: Albert C. Tew II
Title: Vice President

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TriState Capital, as a Lender
By:    /s/ Paul J. Oris
Name: Paul J. Oris
Title: Senior Vice President

Signature Page to Amendment